Exhibit 10.4

SECOND AMENDMENT TO

MANAGEMENT AND INVESTMENT ADVISORY SERVICES AGREEMENT

This SECOND AMENDMENT TO MANAGEMENT AND INVESTMENT ADVISORY SERVICES AGREEMENT (the “Second Amendment”), is made and entered into this 3rd day of November, 2014 (the “Effective Date”), by and among Surgery Center Holdings, Inc., a Delaware corporation (“Parent”), each of Parent’s direct or indirect subsidiaries listed as signatories hereto (such entities together with Parent, collectively being, the “Company”), and Bayside Capital, Inc., a Florida corporation (“Bayside”). The Company and Bayside are referred to herein individually as a “Party” and, collectively as, the “Parties.”

RECITALS:

WHEREAS, each of the Parties entered into that certain Management and Investment Advisory Services Agreement, dated as of December 24, 2009, and later entered into that certain First Amendment to Management and Investment Advisory Services Agreement, dated as of May 4, 2011 (collectively, the “Agreement”);

WHEREAS, pursuant to and in accordance with Section 16 of the Agreement, each of the Parties desires to amend the Agreement in certain respects upon the terms and conditions set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

NOW, THEREFORE, in consideration of the promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, the parties hereto, intending to become legally bound, hereby agree as follows:

TERMS AND CONDITIONS:

1.	AMENDMENTS TO THE AGREEMENT.

(a) Amendment to Header of Agreement. The Legend set forth at the top of the Agreement in all capital letters beginning with the phrase “THE PAYMENT OF AMOUNTS PAYABLE . . .” and ending with the phrase “CERTAIN SECURITIES PURCHASE AGREEMENT DATED AS OF THE DATE HEREOF.” is hereby deleted from the Agreement.

(b) Amendment to Section 1. The last sentence of Section 1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

If requested by Bayside, the Company shall cause any subsidiaries which become directly or indirectly wholly owned by Parent to execute a joinder to this Agreement to be included as a Company hereunder.

(c) Amendment to Section 6.1.1. Section 6.1.1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“6.1.1	The Company shall pay (or cause to be paid) to Bayside or its designees with respect to the management of the business operations of the Company and its subsidiaries, a cash consulting and management fee equal to $3,000,000 per annum, payable on a calendar quarterly basis in arrears in equal quarterly installments of $750,000; provided that the first payment shall be pro rated for the period beginning on the date of this Agreement through the end of such calendar quarter.”

(d) Amendment to Section 6.2. The following sentence shall be added at the end of Section 6.2 of the Agreement:

“The parties hereto agree that the Transaction Fee for the Transaction pursuant to that certain Agreement and Plan of Merger, dated as of June 13, 2014, by and among Surgery Center Holdings, Inc., SCH Acquisition Corp., Symbion Holdings Corporation and Crestview Symbion Holdings, L.L.C. shall be $15,800,000, which shall consist of an Investment Banking Fee of $7,900,000 and a Supplemental Management Fee of $7,900,000.”

2.	MISCELLANEOUS

(a) Effect of Amendment. Except as otherwise expressly provided in this Second Amendment, nothing herein shall be deemed to amend or modify any provision of the Agreement, which shall remain unchanged and in full force and effect and is hereby ratified and reaffirmed in all respects.

(b) Headings. The headings, captions, and arrangements used in this Second Amendment are for convenience only and shall not affect the interpretation of this Second Amendment.

(c) Compliance. This Second Amendment is made pursuant to and in the accordance with Section 16 of the Agreement.

(d) Counterparts. This Second Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties. The parties hereto agree that facsimile and electronically transmitted portable document format (pdf) signatures shall be deemed originals.

(e) Severability. Any provision of this Second Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Second Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(f) Entire Agreement. This Second Amendment and the Agreement represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

(g) Applicable Law. This Second Amendment shall be governed by the laws of the State of Florida as to all matters, including, but not limited to, matters of validity, construction, effect and performance.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, this First Amendment has been duly executed as of the date first written above.

BAYSIDE:

BAYSIDE CAPITAL, INC.

By:

Name:	Richard Siegel
Its:	Vice President and General Counsel

THE COMPANY:

SURGERY CENTER HOLDINGS, INC.

By:

Name:	Chris Laitala
Its:	President

APS OF BRADENTON, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

APS OF MERRITT ISLAND, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF CORAL GABLES, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF LAKE MARY, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF LAKE WORTH, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF MERRITT ISLAND, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF MILLENIA, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF NEW TAMPA, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF PARK PLACE, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF SARASOTA, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF WESTCHASE, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF WEST KENDALL, L.L.C.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

ANESTHESIA MANAGEMENT SERVICES, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

ANESTHESIOLOGY PROFESSIONAL SERVICES, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

BUSINESS IT SOLUTIONS OF TAMPA, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

MEDICAL BILLING SOLUTIONS, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

TAMPA PAIN RELIEF CENTER, INC. D/B/A ORLANDO PAIN RELIEF CENTER

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

ARMENIA AMBULATORY SURGERY CENTER, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

BLUE RIDGE NOVAMED, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

MDN ACQUISITION COMPANY, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

MIDWEST UNCUTS, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NMGK, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NMI, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NMLO, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED ACQUISITION COMPANY, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED ALLIANCE, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED EYE SURGERY AND LASER CENTER OF ST. JOSEPH, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED EYE SURGERY CENTER OF CINCINNATI, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED EYE SURGERY CENTER OF NORTH COUNTY, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED EYE SURGERY CENTER (PLAZA), L.L.C.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED EYECARE RESEARCH, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED MANAGEMENT OF KANSAS CITY, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED MANAGEMENT SERVICES, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED OF BETHLEHEM, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED OF DALLAS, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED OF LAREDO, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED OF LEBANON, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED OF LOUISVILLE, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED OF SAN ANTONIO, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED OF TEXAS, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED OF WISCONSIN, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

NOVAMED SURGERY CENTER OF LAREDO, LP

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

PATIENT EDUCATION CONCEPTS, INC.

By:

Name:	Michael Doyle
Its:	Chief Executive Officer

SURGERY PARTNERS OF SUNCOAST, LLC

By:

Name:	Michael Doyle
Its:	Chief Executive Officer